Note 34 - Income Taxes - Components of Income Tax Expense (Benefit) (Detail: Text Values) - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Components of Income Tax Expense (Benefit)
Reduction/(increase) of total deferred tax benefit due to previously unrecognized tax losses (tax credits/deductible tem-porary differences) and the reversal of previous write-downs of deferred tax assets and expenses arising from write-downs of deferred tax assets	€ 1,400	€ 242	€ 96
Domestic income tax rate used for calculating deferred tax assets and liabilities	31.30%
From DB Group recognized deferred tax assets for entities which suffer a loss	€ 2,400	5,400
Temporary differences associated with the Group's parent company's investments in subsidiaries, branches and associates and interests in joint ventures of which no deferred tax liabilities were recognized	€ 244	€ 242
CAMT imposes a tax rate on profits before tax (in %)	15.00%